SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 25, 2012


                             CIRALIGHT GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      0-54036                   26-4549003
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

670 E. Parkridge, Suite 112, Corona, California                   92879
   (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (877) 520-5005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))
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ITEM. 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     On June 25, 2012, Ciralight Global, Inc. ("Ciralight") held its 2012 Annual Meeting of Shareholders in Anaheim, California. The following six (6) Directors were elected for one year terms: Terry S. Adams, Jeffrey S. Brain, Larry Eisenberg, Frederick Feck, Richard Katz and William ("Smokey") Robinson. Each of these Directors had served on Ciralight's Board of Directors prior to the Annual Meeting.

     In addition, the Shareholders ratified the selection of HJ & Associates & Consultants, LLP, Salt Lake City, Utah as Ciralight's independent accountants for the 2009, 2010, 2011 and 2012 fiscal years.

     The Shareholders also approved Ciralight's 2010 and 2012 Employee and Consultant Incentive Stock Plans.

     The election of Directors and three other proposals received the following votes:

1.Proposal No. 1. Election of Directors:

Terry S. Adams             FOR 14,013,514      AGAINST -0-       ABSTAIN -0-
Jeffrey S. Brain           FOR 14,013,514      AGAINST -0-       ABSTAIN -0-
Larry Eisenberg            FOR 13,989,594      AGAINST -0-       ABSTAIN 23,920
Frederick Feck             FOR 14,013,514      AGAINST -0-       ABSTAIN -0-
Richard Katz               FOR 13,989,594      AGAINST -0-       ABSTAIN 23,920
William ("Smokey")
 Robinson Jr.              FOR 13,969,594      AGAINST -0-       ABSTAIN 43,920

Proposal No. 2. To ratify the selection of HJ & Associates & Consultants, LLP as the Company's independent accountants for the 2009, 2010, 2011 and 2012 fiscal years:
                           FOR 9,348,399       AGAINST -0-       ABSTAIN-0-

Proposal No. 3. To approve the Company's 2010 Employee and Consultant Stock Incentive Plan:

                           FOR 8,764,169       AGAINST 139,200   ABSTAIN 23,920

Proposal No. 4. To approve the Company's 2012 Employee and Consultant Stock Incentive Plan:

                           FOR 8,034,169       AGAINST 139,200   ABSTAIN 53,920

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: July 24, 2012              CIRALIGHT GLOBAL, INC.


                                  By: /s/  Jeffrey S. Brain
                                      ------------------------------------------
                                      Jeffrey S. Brain
                                      President and Chief Executive Officer


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